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                                                                    EXHIBIT 99.2

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-35101) of Northwest Pipeline Corporation and in the related Prospectus of our report dated February 21, 2003, with respect to the financial statements of Northwest Pipeline Corporation included in its Current Report on Form 8-K dated February 25, 2003, filed with the Securities and Exchange Commission.


                              /s/ Ernst & Young LLP


Houston, Texas
February 24, 2003